UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2005

Wells Fargo Financial Auto Owner Trust 2005-A

(Exact name of registrant as specified in its charter)

Delaware	333-119047-10	51-6566803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware		19890-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (302) 651-1000

No Change
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 7, 2005, Wells Fargo Financial Auto Owner Trust 2005-A (the “Issuer”), commenced an offering of U.S.$230,000,000 Class A-1 Asset Backed Notes due on the June 15, 2006 Payment Date (the “Class A-1 Notes”), U.S.$310,000,000 Class A-2 Asset Backed Notes due on the August 15, 2008 Payment Date (the “Class A-2 Notes”), U.S.$285,000,000 Class A-3 Asset Backed Notes due on the January 15, 2010 Payment Date (the “Class A-3 Notes”) and U.S.$175,000,000 Class A-4 Asset Backed Notes due on the May 15, 2012 Payment Date (the “Class A-4 Notes” and together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the “Notes”) described in a Prospectus Supplement dated June 10, 2005 to a Prospectus dated June 7, 2005.

The public offering was made under the registration statement (the “Registration Statement”) on Form S-3 filed with the Securities and Exchange Commission by Ace Securities Corp. (“ACE”), which became effective on September 24, 2004 and was assigned commission file number 333-119047.  The aggregate amount registered under the Registration Statement was U.S.$10,000,000,000.

The public offering terminated on June 10, 2005 upon the sale of all of the Notes.  The underwriters of the Notes were Deutsche Bank Securities Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Utendahl Capital Partners, L.P. and Wells Fargo Brokerage Services, LLC.  Class A-1 Notes with an initial principal balance of U.S.$230,000,000 with a total purchase price to the public equal to 100.000% of the initial principal balance were registered and sold; Class A-2 Notes with an initial principal balance of U.S.$310,000,000 with a total purchase price to the public equal to 99.99539% of the initial principal balance were registered and sold; Class A-3 Notes with an initial principal balance of U.S.$285,000,000 with a total purchase price to the public equal to 99.98268% of the initial principal balance were registered and sold; and Class A-4 Notes with an initial principal balance of U.S.$175,000,000 with a total price to the public equal to 99.97848% of the initial principal balance were registered and sold.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was U.S.$1,849,000.  After deducting the underwriting commissions and discounts described above, the net offering proceeds to the Issuer and its affiliates before expenses are U.S.$998,049,687.  Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be U.S.$700,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be U.S.$997,349,687.  With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer or (b) owners of ten percent or more of any class of securities of the Issuer.

The net proceeds to the Issuer, after deducting the underwriting commissions and discounts and other expenses and costs above, were used to purchase retail installment sale contracts secured by new and used automobiles and light duty trucks from Wells Fargo Financial

Acceptance, Inc. and its affiliates.  Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) any owner of ten percent or more of any class of securities of the Issuer.

Item 9.01.  Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits.

Exhibit No.	Document Description

20	Master Servicer’s Report for the monthly period ending June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO FINANCIAL AUTO OWNER TRUST 2005-A

By: Wells Fargo Financial, Inc., as Master Servicer

Dated: July 18, 2005	By:	/s/ Steven N. Owenson
Name: Steven N. Owenson
Title: Treasurer

INDEX TO EXHIBITS

Exhibit No.	Document Description

20	Master Servicer’s Report for the monthly period ending June 30, 2005.